                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             AMERICAN BIOMED, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                                                           AMERICAN BIOMED, INC.
                                              10077 Grogans Mill Road, Suite 100
                                                      The Woodlands, Texas 77380
       __________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 15, 1999
       __________________________________________________________________

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders of American BioMed, Inc. (the "Company") to be held at The Woodlands Resort and Conference Center, 2301 North Millbend Drive, The Woodlands, Texas 77380 on Wednesday, December 15, 1999 at 3:00 p.m. local time. At the Annual Meeting, stockholders will be asked to vote on the following proposals:

Proposal 1.  Election of five directors, each with a term of one year.

Proposal 2.  Approval of an amendment to the Company's Amended and Restated
             Certificate of Incorporation to effect a one-for-30 reverse stock split of the Company's common stock.

Proposal 3.  Approval of an amendment to the Company's Amended and Restated
             Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000 if the one-for-30 reverse stock split in Proposal 2 is not approved by the stockholders; and

Proposal 4.  Approval of the Company's 1999 Stock Incentive Plan, under which options for up to 5,000,000 shares of common stock may be issued to key employees, directors and consultants of the Company and its subsidiaries.

Stockholders also will transact any other business that may properly come before the meeting or any adjournment thereof.

The foregoing matters are more fully described in the proxy statement accompanying this Notice. Also enclosed is a copy of the Company's Form 10-K containing the consolidated financial statements for the year ended December 31, 1998, and the auditors' report on such financial statements, and a copy of the Company's Form 10-Q containing the Company's unaudited consolidated financial statements for the period ended June 30, 1999.

The record date for the Annual Meeting is October 26, 1999. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. You are cordially invited to attend the meeting in person; however, even if you plan to attend the meeting, you are requested to mark, sign, date and mail promptly the enclosed proxy for which a return envelope is provided.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOREGOING PROPOSALS.

                                  By order of the Board of Directors,


                                  STEVEN B. RASH
                                  President and Chief Executive Officer

October ___, 1999

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY. THE ENCLOSED RETURN ENVELOPE REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN EITHER THE UNITED STATES OR CANADA. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                             AMERICAN BIOMED, INC.
                       10077 Grogans Mill Road, Suite 100
                           The Woodlands, Texas 77380
                       _________________________________

                              1999 PROXY STATEMENT
                       _________________________________

                               TABLE OF CONTENTS

INTRODUCTION...........................................................................................     1

INFORMATION ABOUT THE ANNUAL MEETING...................................................................     2
 What is the purpose of the annual meeting?............................................................     2
 Who is entitled to vote?..............................................................................     2
 What if my shares are held in "street name" by a broker?..............................................     2
 How many shares must be present to hold the meeting?..................................................     2
 What if a quorum is not present at the meeting?.......................................................     2
 How do I vote?........................................................................................     2
 Can I change by vote after I submit my proxy?.........................................................     3
 Will my vote be kept confidential?....................................................................     3
 Who will count the votes?.............................................................................     3
 How does the Board of Directors recommend I vote on the proposals?....................................     3
 What if I do not specify how my shares are to be voted?...............................................     3
 Will any other business be conducted at the meeting?..................................................     3
 How many votes are required to elect the director nominees?...........................................     4
 What happens if a nominee is unable to stand for election?............................................     4
 How many votes are required to approve the reverse stock split........................................     4
 How many votes are required to approve the amendment to the Certificate of Incorporation?.............     4
 How many votes are required to approve the 1999 Stock Incentive Plan?.................................     4
 How will abstentions be treated?......................................................................     4
 How will broker non-votes be treated?.................................................................     4

STOCK OWNERSHIP........................................................................................     5
 Directors and Executive Officers......................................................................     5
 Section 16(a) Beneficial Ownership Reporting Compliance...............................................     5

PROPOSAL 1 - ELECTION OF DIRECTORS.....................................................................     6
 Current Nominees......................................................................................     6

MEETINGS AND COMMITTEES...............................................................................      7
 Meetings..............................................................................................     7
 Committees............................................................................................     7

COMPENSATION OF DIRECTORS.............................................................................      8

SUMMARY COMPENSATION TABLE............................................................................      8

EMPLOYMENT AGREEMENTS..................................................................................     8

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES......................      9


REPORT ON EXECUTIVE COMPENSATION OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS..............      9

TRANSACTIONS WITH MANAGEMENT AND OTHERS AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
 PARTICIPATION.........................................................................................         11

STOCK PERFORMANCE GRAPH...............................................................................          13

PROPOSAL 2 - APPROVAL OF REVERSE STOCK SPLIT...........................................................         14
 General...............................................................................................         14
 Reasons for the Reverse Stock Split Proposal..........................................................         14
 Effect of the Reverse Stock Split.....................................................................         15
 Federal Income Tax Consequences.......................................................................         15
 Anti-Takeover Effect..................................................................................         16
 Vote Required for Approval............................................................................         16

PROPOSAL 3 - AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED
 COMMON STOCK..........................................................................................         16
 General...............................................................................................         16
 Purpose and Effect of the Proposed Amendment..........................................................         16
 Anti-Takeover Effect..................................................................................         17
 Vote Required for Approval............................................................................         17

PROPOSAL 4 - 1999 STOCK INCENTIVE PLAN................................................................          18
 Purpose...............................................................................................         18
 Administration of the Plan............................................................................         18
 Number of Shares That May Be Awarded..................................................................         18
 Eligibility to Receive Awards.........................................................................         18
 Exercise Price of Options.............................................................................         19
 Exercisability of Options and Other Terms and Conditions..............................................         19
 Change of Control.....................................................................................         19
 Amendment of the Plan.................................................................................         19
 Federal Tax Consequences..............................................................................         19
 Vote Required for Approval............................................................................         20

OTHER MATTERS..........................................................................................         20

ADDITIONAL INFORMATION.................................................................................         21
 Proxy Solicitation Costs..............................................................................         21
 Independent Public Accountants........................................................................         21
 Stockholder Proposals for 2000 Annual Meeting.........................................................         21

APPENDIX A
 American BioMed, Inc. 1999 Stock Incentive Plan.......................................................        A-1

AMERICAN BIOMED, INC.                                       1999 PROXY STATEMENT
10077 Grogans Mill Road, Suite 100
The Woodlands, Texas 77380

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of American BioMed, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at The Woodlands Resort and Conference Center, 2301 North Millbend Drive, The Woodlands, Texas 77380 on Wednesday, December 15, 1999 at 3:00 p.m. local time. At the meeting, stockholders will be asked to vote on four proposals. The proposals are set forth in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail below. Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented.

By submitting your proxy, you authorize Steven B. Rash and Colene S. Blankinship to represent you and vote your shares at the meeting in accordance with your instructions. These persons also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

The Company's Form 10-K containing the Company's consolidated financial statements for the year ended December 31, 1998, and the auditors' report thereon, is enclosed, along with a copy of the Company's form 10-Q containing the Company's unaudited consolidated financial statements for the period ended June 30, 1999. This proxy statement and the accompanying materials are being mailed to stockholders on or about ______________, 1999.

YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                      INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, stockholders will be asked to vote on the following proposals:

     Proposal 1.  Election of five directors, each with a term of one year;

     Proposal 2.  Approval of an amendment to the Company's Amended and Restated
                  Certificate of Incorporation to effect a one-for-30 reverse stock split of the Company's common stock;

     Proposal 3.  Approval of an amendment to the Company's Amended and Restated
                  Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000 if the one-for-30 reverse stock split in Proposal 2 is not approved by the stockholders; and

     Proposal 4.  Approval of the adoption of the Company's 1999 Stock Incentive
                  Plan.

The stockholders also will transact any other business that may properly come before the meeting. Members of the Company's management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is October 26, 1999. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The Company's common stock is its only class of voting securities. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were _____________shares of common stock outstanding.

What if my shares are held in "street name" by a broker?

If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

How many shares must be present to conduct the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

1.  YOU MAY VOTE BY MAIL.   If you properly complete and sign the accompanying
    proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed either in the United States or Canada.

2. YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, the Company will pass out written ballots to anyone who wishes to vote in person at the meeting. Beneficial owners of shares held in "street name" who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

     .  signing another proxy with a later date;
     . giving written notice of such revocation to the Secretary of the Company prior to or at the meeting.

Your attendance at the meeting will not have the effect of revoking your proxy unless you give written notice of revocation to the Secretary of the Company before the polls are closed.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

     . required by law (including in connection with the pursuit or defense of legal or regulatory actions or proceedings);
     . you expressly request disclosure on your proxy; or . there is a contested election for the Board of Directors.

Who will count the votes?

The votes will be tabulated and certified by the Company's transfer agent, Harris Trust and Savings Bank. A representative of the transfer agent will serve as the inspector of election.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

     .  FOR election of the five nominees to the Board of Directors;
     . FOR approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-30 reverse stock split;
     . FOR approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock in the event the one-for-30 reverse stock split is not approved by the stockholders; and
     .  FOR adoption of the 1999 Stock Incentive Plan.

What if I do not specify how my shares are to be voted?

     If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

     .  FOR election of the five nominees to the Board of Directors;
     . FOR approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-30 reverse stock split;
     . FOR approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock in the event the one-for-30 reverse stock split is not approved by the stockholders; and
     .  FOR adoption of the 1999 Stock Incentive Plan.

Will any other business be conducted at the meeting?

The Board of Directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the five nominees as directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. There is no cumulative voting for the election of directors.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to approve the reverse stock split?

The approval of the reverse stock split requires an amendment to the Company's Amended and Restated Certificate of Incorporation which requires the affirmative vote of a majority of the shares outstanding as of the record date.

How many votes are required to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares?

The approval of the amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock requires the affirmative vote of a majority of the shares outstanding as of the record date. The amendment increasing the number of authorized shares will only be effected if the reverse stock split is not approved.

How many votes are required to approve the 1999 Stock Incentive Plan?

The approval of the 1999 Stock Incentive Plan requires the affirmative vote of a majority of the shareholders present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and therefore, is not offered as a voting option for Proposal 1. If you abstain from voting on the remaining proposals, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposals.

How will broker non-votes be treated?

Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have the following effects:

Proposal 1.  Broker non-votes will have no effect on the election of directors.
----------

Proposals 2 and 3.  Because approval of the amendments to the Company's Amended
-----------------
and Restated Certificate of Incorporation to effect the reverse stock split and increase the authorized number of shares of common stock requires a majority vote of the shares outstanding, a broker non-vote will have the same practical effect as a vote against this proposal.

Proposal 4.  Broker non-votes will not be counted in determining the number of
----------
shares necessary for approval of the 1999 Stock Incentive Plan and will, therefore, reduce the absolute number (but not the percentage) of the affirmative votes required for approval of this proposal.

                                STOCK OWNERSHIP

Directors and Executive Officers.

The following table sets forth the amount of the Company's common stock beneficially owned by each director of the Company, each nominee for director, each of the executive officers named in the Summary Compensation Table below, and all directors and named executive officers as a group as of September 27, 1999. There is no stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock as of September 27, 1999. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.


                                             Amount and Nature of
Name and Address of Beneficial Owner(1)      Beneficial Ownership       Percent of Class (2)
----------------------------------------  ---------------------------  -----------------------
Steven B. Rash..........................       1,228,900 (3)                    2.95
Marshall Kerr...........................         125,000 (4)                     .31
Lawrence M. Hoffman.....................         625,674 (5)                    1.53
 701 Mohican Court
 Morganville NJ
Justine B. Corday.......................               0                           0
 14800 Quorum Dr, Suite 200
 Dallas, TX 75240
David C. Arnold.........................          10,000                         .02
 22012 Oak Grove
 Mission Viejo, CA 92692
All directors and executive officers as        1,989,574 (6)                    4.72
 a Group (5 persons)....................

   __________

(1) Unless otherwise specified, the address of each beneficial owner is American BioMed, Inc., 10077 Grogan's Mill Road, Suite 100, The Woodlands, Texas 77380.
(2) Based on 40,499,668 shares of common stock outstanding on September 27, 1999 plus shares of common stock subject to options, warrants, or other convertible securities held by each respective person and exercisable at September 27, 1999 or within 60 days thereafter.
(3) Includes 1,227,000 shares that may be acquired within 60 days upon the exercise of vested options. Excludes options to purchase 300,000 shares not vested.
(4)  These shares may be acquired upon the exercise of options.
(5) Includes 547,000 shares that may be acquired within 60 days upon the exercise of options.
(6) Includes 1,674,000 shares that may be acquired within 60 days upon the exercise of options or warrants.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission and the Company is required to disclose in this proxy statement any late filings or failures to file. To the Company's best knowledge all required reports for 1999 have been filed on a timely basis by reporting persons, except for Mr. Hoffman who made a late filing of a Form 4 involving the assignment of indirectly owned warrants to purchase the Company's common stock.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

Current Nominees.

The Company's Board of Directors currently consists of five directors. Each Director is elected to serve for a one-year term or until a successor is elected.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the five nominees as directors.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FIVE NOMINEES.

The following table sets forth, with respect to each nominee, his name, age, position with the Company and the year in which he first became a director of the Company.

                       Name                           Age               Position               Director Since
                       ----                           ---               --------               --------------
Steven B. Rash....................................    51      Director, President and Chief          1995
                                                              Executive Officer
Lawrence M. Hoffman...............................    56      Director                               1991
Marshall Kerr.....................................    48      Director, Vice President               1999
Justine B. Corday.................................    52      Director                               1999
David C. Arnold...................................    43      Director                               1999

Steven B. Rash has served as President, Chief Executive Officer and director of the Company since July 15, 1995. Mr. Rash was appointed Chairman of the Board on February 4, 1997. From 1994 until June 1995, Mr. Rash served as Vice President of Operations of Blue Rhino Corporation, an industrial products manufacturer. From 1992 to 1994, Mr. Rash served as President of the Technical Services Division of the Maxum Health Corporation, a company engaged in providing mobile MRI services. From 1989 to 1992, Mr. Rash served as the President of Intex Medical Technologies, Inc., a medical equipment manufacturer. Prior thereto, Mr. Rash held various positions with BOC Group, PLC, an international manufacturer of industrial gases and healthcare products and services. Mr. Rash holds an MBA from Southern Illinois University and served for four years in the U.S. Army, where he reached the rank of Captain.

Lawrence M. Hoffman has served as a director of the Company since April 1991 and as Vice President of Corporate Relations from July 1990 to December 1991, when he was appointed Vice President of Business Development, a position he held until June 28, 1995. From March 28, 1995 until June 28, 1995, Mr. Hoffman served as the interim Treasurer. Mr. Hoffman has over 30 years of experience in securities trading and investment banking. He has held senior management positions with Glore Forgan Wm. R. Staats, DuPont & Co., Burnham & Co., and Dean Witter. Mr. Hoffman founded and was Chairman of Nicholas, Lawrence & Co., an investment-banking firm that specialized in biotechnology research and institutional trading. Since 1989, Mr. Hoffman has served as President and Chief Executive Officer of the Aberlyn Group, Inc., a firm specializing in providing investment-banking services to biotechnology companies. He has managed a number of public offerings and is a director of four life sciences companies.

Marshall Kerr joined the Company October 10, 1997 as a sales consultant and was appointed Vice President, Sales and Marketing December 15, 1997. From 1996 to 1997 Mr. Kerr served as Vice President, Sales and Marketing at US Medical Instruments, Inc., a manufacturer of disposable medical products where he established and directed both the domestic and international sales forces. He served as Vice President Sales with ICU Medical, Inc. from 1993 to 1996 where he directed their national sales efforts and reconstructed its distribution network. Prior to ICU Medical Inc. Mr. Kerr was Executive Vice President of Professional Hospital Supply from 1985 to 1993.

Justine B. Corday joined the Company as director in September 1999. Ms. Corday is Chief Executive Officer of Avera Corp., a position she has held since 1993. Avera Corp. is a privately-held company that develops, finances and operates high-technology medical services and products ventures. Previously, Ms. Corday served as an executive officer of three publicly-traded companies: chief operating officer of Maxum Health Corp; president and chief operating officer of Heritage Health Corporation; and vice president of acquisitions and corporate development of Comprehensive Care Corporation. Ms. Corday presently serves as an outside director to five boards of privately-held companies, and is Chairman of Vision Affiliates Institute.

David C. Arnold joined the Company as director in September 1999. Since January 1999 he has acted as a consultant for Oak Management Group. Prior to being a consultant for the management group, he was Executive Vice President and Director of Strategic Planning for Cintas Cleanroom Resources, a position he has held since December 1997. During 1997 Mr. Arnold served as Executive Vice
President & CFO of Eastwater Scientific Products, Inc.   From April 1987 to
December 1997 Mr. Arnold served in various positions at ICU Medical, Inc., including Vice President of Operations. He served on the 1996-1997 board of directors of the Pediatric Cancer Research Foundation at Children's Hospital of Orange County.


                            MEETINGS AND COMMITTEES

Meetings.

The Company's operations are managed under the broad supervision of the Board of Directors, which has responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During 1998 the Board of Directors conducted a combined total of nine regularly and specially scheduled meetings. Each director who served during 1998 attended at least 75% of the meetings of the Board except Mr. Richard Serbin who was removed from the Board of Directors effective September 15, 1999.

Committees.

The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee. Committee memberships as of December 31, 1998 were as follows:

     Audit Committee                          Compensation Committee
     ---------------                          ----------------------
     Larry Hoffman                            Larry Hoffman

The functions of the Audit Committee, which held no meetings during 1998, are as follows:

     . review significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;
     . ascertain the existence of effective accounting and internal control systems;
     .    oversee the entire audit function both internal and independent; and
     . provide an effective communication link between the auditors (internal and independent) and the Board of Directors.

The functions of the Compensation Committee, which held no meetings during 1998, are as follows:

     . determine the salaries, bonuses and other remuneration and terms and conditions of employment of the executive officers of the Company;
     . oversee the administration of the Company's stock incentive and restricted stock plans;
     . oversee the administration of the Company's employee benefit plans covering employees generally; and
     . make recommendations to the Board of Directors with respect to the Company's compensation policies.

                           COMPENSATION OF DIRECTORS

During the year ended December 31, 1998, the Company paid no compensation for service on the Board of Directors.


                          SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation awarded to, earned by or paid to the Company's chief executive officer and to executive officers whose annual compensation exceeded $100,000 for services rendered in all capacities during the fiscal years ended December 31, 1998, 1997 and 1996.

                                                                             Long-Term Compensation
                                                                ------------------------------------------------
Annual Compensation                                                        Awards                  Payouts
--------------------------------------------------------------  ----------------------------  ------------------
                                                           (e)
                                                          Other           (f)            (g)                (i)
                                                          Annual       Restricted      Shares/    (h)       All
        (a)                           (c)       (d)       Compen-         Stock        Options/   LTP       Other
     Name and               (b)     Salary     Bonus      sation         Award(s)        SARs    Payouts   Compen-
Principal Position          Year      ($)       ($)        ($)(1)          ($)           (#)       ($)     sation
----------------------   ---------   -----     -----     ----------     ---------      -------    -------  -------
Steven B. Rash........     1998     165,000      __        9,600           ___            ___          ___     ___
  President, Chief         1997     165,000      __        9,600           ___         927,000(2)(3)   ___     ___
  Executive Officer        1996     141,875      __        7,496           ___            ___          ___     ___

Marshall Kerr.........     1998     105,667      __           __           ___            ___          ___     ___
  Vice President,          1997      20,000 (4)  __           __           ___         400,000         ___     ___

Sales and Marketing

__________
(1)  Cost of auto allowance.
(2) Represents options issued in connection with a three-year employment agreement, vesting on various dates during the term of the agreement. See "Employment Agreements."
(3) Includes options to purchase 27,000 shares of common stock received as director.
(4) Annual compensation of $80,000 prorated from October 1997, when Mr. Kerr began his service with the Company.


                             EMPLOYMENT AGREEMENTS

Steven B. Rash entered into a three-year employment agreement (the "Agreement") with the Company dated July 15, 1995. Pursuant to the Agreement, Mr. Rash is employed as President and Chief Executive Officer of the Company. The Agreement provides for a salary of $135,000 per year with annual increases plus bonuses of up to 50% and an option to purchase 600,000 shares of common stock. In 1997 Mr. Rash's agreement was extended to December 31, 1999. The base salary was increased to $165,000 per year. Options to purchase an additional 900,000 shares of common stock at $.6875 per share were granted. In December 1998 the Board extended his contract to December 31, 2000.

Effective December 15, 1997, Marshall Kerr entered into a two-year employment agreement with the Company. The employment agreement provides for a salary of $80,000 per year through January 31, 1998 and $108,000 annually thereafter with annual increases as determined by the Board of Directors and annual bonuses of up to 50% of the base salary. In addition, the Company granted options to purchase 300,000 shares of common stock; 100,000 shares at $0.50 per share and 200,000 shares at $.42 per share. In December 1998 the Board extended his contract to December 31, 2000.

              AGGREGATED OPTION/SAR EXERCISES IN 1998 FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

The following table summarizes for each of the named executive officers certain information relating to stock options exercised by them during the fiscal year ended December 31, 1998. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 1998, which was $0.175 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. Such options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

--------------------------------------------------------------------------------------------------------------------------
                                                       Number of Securities Underlying          Value of Unexercised
                                                                 Unexercised                    in-the-Money Options
                    Shares Acquired                              Options/SARs                        At Year-End
                          on              Value                  At Year-End                        Exercisable/
                       Exercise          Realized         Exercisable/Unexercisable                 Unexercisable
      Name                (#)              ($)                       (#)                                 ($)
--------------------------------------------------------------------------------------------------------------------------
Steven B. Rash             0               0                   1,227,000/300,000                                0/0
Marshall Kerr              0               0                     125,000/175,000                                0/0
--------------------------------------------------------------------------------------------------------------------------

                    REPORT ON EXECUTIVE COMPENSATION OF THE
               COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Company believes that executive compensation should be closely related to the value delivered to stockholders. This belief has been adhered to by developing incentive pay programs that provide competitive compensation and reflect Company performance.

     Compensation Philosophy

In designing its compensation program, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the Company's strategic business goals. In doing so, the compensation programs reflect the following themes:

    .     Compensation should encourage increased stockholder value.
    . Compensation programs should support the short- and long-term business goals and objectives of the Company.
    . Compensation programs should reflect and promote the Company's values, and reward individuals for outstanding contributions toward business goals.
    . Compensation programs should enable the Company to attract and retain highly qualified professionals.

    Pay Mix and Measurement. The Company's executive compensation is based on three components: base salary, short-term incentives and long-term incentives, each of which is intended to serve the overall compensation philosophy.

    Base Salary and Short-Term Incentives. The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and general economic conditions. A portion of each employee's salary is also increased in recognition of individual merit. This merit increase is determined by the assessment of the performance of the individual, and level of experience, ability and knowledge of the job. Bonus awards may also be provided if the Board of Directors determines that the individual has achieved, or aided in the achievement of, a pre-set corporate, individual project development or financial goal.

     Long-Term Incentives. Stock options are granted from time to time to reward employee contributions, as well as to recognize the employee's potential contribution to the Company's growth and profitability. In addition, the Company has issued stock and stock options to certain officers in lieu of salary.

     Chief Executive Officer Compensation. In connection with his appointment to the positions of President and Chief Executive Officer of the Company in July 1995, Mr. Rash entered into a three-year employment agreement with the Company that entitles him to receive a base salary of $135,000 per year with annual increases plus bonuses of up to 50%. See "Employment Agreements" and "Executive Compensation." As an incentive to accept employment with the Company, Mr. Rash was also granted options to purchase 600,000 shares of Common Stock and was remunerated for his relocation expenses. The options vest as follows: options to purchase 100,000 shares at July 15, 1995, options to purchase 50,000 shares at July 15, 1996, options to purchase 50,000 shares at July 15, 1997, options to purchase 200,000 shares either when the stock price reaches $3.00 per share for 30 consecutive trading days or July 15, 1998, whichever is earlier, and options to purchase 200,000 shares either when the stock price reaches $5.00 per share for 30 consecutive trading days or July 15, 1998, whichever is earlier.

     In recognition of Mr. Rash's record of performance his employment contract was extended in February 1997 to December 31, 1999, his base salary was increased to $165,000 per year, and on May 19, 1997, he was granted options to purchase 900,000 shares of Common Stock at an exercise price of $.6875 to vest equally on December 31, 1997, December 31, 1998 and December 31, 1999. In December 1998 the Board extended his contract to December 31, 2000.

     In general, the Compensation Committee determines the Chief Executive Officer's compensation by evaluating such person's experience, length of service and the overall success of the Company's operations, and will follow such criteria to establish Mr. Rash's and any successor Chief Executive Officer's compensation in subsequent years.

                            The Compensation Committee of the Board of Directors Lawrence M. Hoffman

TRANSACTIONS WITH MANAGEMENT AND OTHERS AND COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

In December 1998, Mr. Claudio Guazzoni resigned from the Board of Directors leaving Mr. Hoffman as the sole member of the Compensation Committee. Mr. Hoffman is a consultant of the Company and was Vice President of Corporate Relations from July 1990 to December 1991 and from December 1991 to June 28, 1995 served as Vice President of Business Development. In addition, Mr. Hoffman served as the Company's interim Treasurer from March 28, 1995 until June 28, 1995.

Steven B. Rash entered into a three-year employment agreement with the Company dated as of July 15, 1995 (the "Agreement"). Pursuant to the Agreement, Mr. Rash is employed as President and Chief Executive Officer of the Company. The Agreement provides for a salary of $135,000 per year with annual increases, plus bonuses of up to fifty percent, and options to purchase 600,000 shares of common stock. In 1997 Mr. Rash's agreement was extended to December 31, 1999. The base salary was increased to $165,000 per year. Options to purchase an additional 900,000 shares of common stock at $.6875 per share were granted vesting equally over three years. In December 1998 the Board extended his contract to December 31, 2000.

Effective December 15, 1997, Marshall Kerr entered into a two-year employment agreement with the Company. The employment agreement provides for a salary of $80,000 per year through January 31, 1998 and $108,000 annually thereafter with annual increases as determined by the Board of Directors and annual bonuses of up to 50% of the base salary. In addition, the Company granted options to purchase 300,000 shares of common stock; 100,000 shares at $0.50 per share and 200,000 shares at $.42 per share. In December 1998 the Board extended his contract to December 31, 2000.

Lawrence M. Hoffman, currently a director, stockholder and paid consultant of the Company and formerly a Vice President, is a limited partner of Aberlyn Capital Management Limited Partnership ("Aberlyn") and is an officer, director and stockholder of Aberlyn Capital Management, Inc., the general partner of Aberlyn. Effective December 31, 1992, the Company and Aberlyn entered into a Patent Assignment and License Agreement (the "Patent and License Agreement") pursuant to which the Company assigned patents as collateral which are owned by the subsidiary, Cathlab Corporation (the "Cathlab Patents"), to Aberlyn in return for $500,000. The Cathlab Patents were exclusively licensed back to the Company for three years for a monthly license fee of $16,355, after which Aberlyn was required to reassign the Cathlab Patents to the Company in exchange for $50,000. Under its terms, if the Company declined to purchase the Cathlab Patents, the Patent and License Agreement would automatically be extended for an additional nine months for a monthly license fee of $17,099, after which the Cathlab Patents would automatically revert back to the Company.

The Company and Aberlyn entered into an equipment lease effective May 13, 1993 (the "Equipment Lease") pursuant to which the Company assigned certain equipment to Aberlyn in consideration of $205,000. The equipment was exclusively leased back to the Company for three years for a monthly fee of $6,706, after which Aberlyn was required to return the equipment to the Company in exchange for $20,500. Under the terms, if the Company opted not to purchase the equipment, the Equipment Lease would automatically be extended for an additional three months for a monthly payment of $7,011, after which the equipment would automatically revert back to the Company.

Effective August 13, 1993, the Company and Aberlyn entered into an additional equipment lease (the "Second Equipment Lease") pursuant to which the Company assigned certain equipment to Aberlyn in consideration of $100,000. The equipment was exclusively leased back to the Company for three years for a monthly fee of $3,271, after which Aberlyn was required to return the equipment to the Company in exchange for $10,000. If the Company declined to purchase the equipment, the term of the Second Equipment Lease was to be automatically extended or an additional three months for a monthly payment of $3,420, after which the equipment would automatically revert back to the Company.

The Company and Aberlyn entered into an agreement effective March 28, 1994 whereby the terms of the Patent and License Agreement, the Equipment Lease and the Second Equipment Lease were modified. The payment terms of the license fee pursuant to the Patent and License Agreement were revised to semiannual payments of $97,445 and the payment terms of the Equipment Lease were similarly revised to semiannual payments of $39,100 and $20,281, respectively. In consideration to Aberlyn for making these modifications, the Company issued warrants to Aberlyn to purchase 150,000 shares of the Company's common stock at an exercise price of $1.50 per share exercisable over a five-year period. On May 28, 1996, Aberlyn and the Company reached an agreement to restructure the Leases, which resulted in a revised schedule of lease payments over a twenty-four month period, with the initial payment commencing on June 1, 1996. The payments were based on an outstanding principal amount of approximately $500,000 and total accrued interest of approximately $148,000. In addition, 115,000 shares of common stock were issued in payment of consulting fees, investment banking service fees and accumulated miscellaneous expenses totaling $115,728.

Effective November 1, 1997, the Company and Aberlyn entered into modification agreements of the Leases, which revised the schedule of lease payments and extended the maturity date to October 1, 1998. As of May 5, 1999 Aberlyn Capital Management, LP was no longer the agent for BioQuest Venture Leasing Company - A N.V. ("BioQuest - A"). BioQuest - A was the fund from which the Patent and License Agreement and the two equipment leases originated. BioQuest
- A's fund is now being managed by its Supervisory Board of Directors and has engaged Berwick Group, Inc. to service the leases. BioQuest - A nor Berwick Group, Inc. are affiliated with the Company.

On February 18, 1996, the Company and Zanett Capital, Inc. ("Zanett"), a financial consulting firm, signed an agreement whereby Zanett agreed to help the Company raise capital pursuant to an offshore private placement of equity. Claudio M. Guazzoni, a member of the Company's Board of Directors from March 1996 to December 1998, is Zanett's President and Chief Executive Officer. As a retainer for availability of services by Zanett, the Company agreed to grant Zanett warrants to purchase shares of common stock at a rate of 1 for every 10 shares of common stock or warrants issued in connection with equity and bridge financings raised by Zanett. Each of the warrants will be exercisable at an exercise price of $0.50 per share for five years from the date it is granted, which shall be the date of the closing of the particular equity or bridge financing in question. During 1996 through the efforts of Zanett, the Company sold 1,250,001 shares of common stock, 1,390 shares of Series A Preferred and 1,500 shares of Series B Preferred pursuant to Regulation S of the Securities Act of 1933, as amended. In connection with these placements, the Company issued warrants to purchase 811,310 shares of common stock to unrelated third parties upon assignment of such warrants by Zanett. In addition a 10% placement fee of approximately $319,000 has been paid to Zanett or their designated representative in connection with the sale of the Series A and Series B Preferred.

In September 1996, Zanett was granted a warrant to purchase 25,000 shares of common stock at $.9375 in connection with the placement of bridge financing. The warrants are exercisable for five years.

The terms of all the related party transactions in this section are no less favorable to the Company than could be obtained from non-affiliated parties.

                            STOCK PERFORMANCE GRAPH

The Stock Performance Graph presented below shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The rules and regulations of the Securities and Exchange Commission require the presentation of the line graph comparing, over a period of five years, the cumulative total stockholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by the Company. The following graph compares the performance of the Company's common stock with the S & P SmallCap 600 Index and the Health Care (medical products/supplies) SmallCap Index. The comparison assumes $100 was invested on January 1, 1993 in the Company's common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. No dividends were paid on the Company's common stock during this five-year period.
Historical stock price performance is not necessarily indicative of future stock price performance.


                             [GRAPH APPEARS HERE]

                                               1993        1994        1995        1996        1997        1998
                                            ----------  ----------  ----------  ----------  ----------  ----------
American Biomed, Inc. Common Stock            100        21.42       20.85       56.58       35.24       20.31
S & P SmallCap 600 Index                      100        95.23      123.76      150.14      188.56      186.10
Health Care SmallCap Index                    100       105.79      155.88      159.04      185.94      198.86

                                  PROPOSAL 2
                              REVERSE STOCK SPLIT

General.

On October ___, 1999, the last sales price for the Company's common stock as reported on the OTC Bulletin Board was ____ per share. The Company's Board of Directors believes that the per share price of the Company's common stock has affected the marketability of the existing shares, increased the amount and percentage of transaction costs paid by individual stockholders, and affected the potential ability of the Company to raise capital by issuing additional shares. Accordingly, the Board of Directors has approved, subject to the stockholder approval solicited hereby, a proposal to amend the Amended and Restated Certificate of Incorporation to effect a reverse stock split by exchanging 30 outstanding shares of the Company's common stock for one new share of the Company's common stock.

If the reverse stock split is approved by the stockholders of the Company, the reverse stock split will be effected only upon a determination by the Board of Directors that the reverse stock split is in the best interests of the Company and the stockholders, based on factors including the marketability and liquidity of the common stock, prevailing market conditions, the likely effect on the market price of the common stock and other relevant factors. If approved by the stockholders of the Company, the reverse stock split will become effective upon the filing of an amendment to the Company's Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on such date as selected by the Board of Directors on or prior to the Company's next Annual Meeting of Stockholders (the "Effective Time").

Although the Board of Directors believes that as of the date of this Proxy Statement the one-for-30 reverse stock split is advisable, the reverse stock split may be abandoned by the Board of Directors at any time before, during or after the Annual Meeting. In addition, depending on prevailing market conditions, the Board of Directors may deem it advisable to implement the reverse stock split and concurrently declare a stock-for-stock dividend in a ratio to be determined at that time. A stock-for-stock dividend does not require stockholder approval. Depending on the amount of any such stock-for-stock dividend, this would partially offset the decrease in the number of issued shares resulting from the one-for-30 reverse stock split.

Reasons for the Reverse Stock Split Proposal.

The trading price of the Company's common stock dictates that it is traded in the over-the-counter market on the OTC Bulletin Board. As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's common stock. In addition, the low per share market price of the Company's common stock makes trading in the Company's common stock subject to certain rules promulgated under the Exchange Act which require additional disclosure by broker-dealers in connection with trades involving "penny stocks." These additional burdens may discourage certain broker-dealers from affecting transactions in penny stocks. In addition, the structure of many trading commissions also tends to have an adverse impact upon holders of lower-priced stocks because the brokerage commission payable on the sale of lower priced stock generally represents a higher percentage of the sales price then the commission on a relatively higher-priced stock. The foregoing factors adversely affect not only the liquidity of the common stock, but also the Company's ability to raise additional capital through the sale of equity securities.

The Board of Directors believes that the resulting anticipated increased price level of the common stock as a result of the reverse stock split will encourage greater interest in the Company's common stock by the financial community and the investment public and possibly promote greater liquidity for the Company's stockholders. However, it is possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the reverse stock split. In addition, there can be no assurance that the increased market price can be maintained for any period of time after the reverse stock split, that such market price will be approximately thirty times (or some other multiple of) the market price of the common stock before the reverse stock split, or that such market price will exceed or remain in excess of the current market price of the common stock.

Another reason for the reverse stock split is to increase the number of shares available for future issuances. The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 50,000,000 shares of common stock, par value $0.001 per share, and 2,000,000 shares of preferred stock, par value

$0.001 per share. As of ________________, 1999, the Company had __________
shares of common stock issued and outstanding and ______ shares were issuable upon the exercise of outstanding options and warrants and preferred share and debenture conversions. Accordingly, the Company requires additional authorized shares in order to fully reserve for the exercise of outstanding options and warrants and preferred share and debenture conversions, as well as to have shares available for future issuances. The reverse stock split, by decreasing the number of outstanding shares of common stock and the number of shares of common stock the holders of outstanding options, warrants and convertible securities are entitled to acquire, will have the affect of increasing the number of shares available for future issuances to approximately __________ shares (assuming a full one-for-30 reverse stock split and assuming the Company does not decrease the number of authorized shares of common stock).

Effect of the Reverse Stock Split.

If the reverse stock split is approved at the meeting and the Company's Board of Directors subsequently determines that is it advisable to proceed with the reverse stock split, the result (without giving affect to the stock dividend, if any, referred to above) would be that each Company stockholder would receive one share of new common stock for each 30 shares of common stock held at the Effective Time, with the aggregate number of outstanding shares of common stock decreasing from _____ shares to _____ shares. No fractional shares or scrip would be issued and, in lieu thereof, each stockholder who would otherwise have been entitled to a fraction of a share of new common stock will receive a whole share of new common stock. The Company will not change either the par value or the number of authorized shares of common stock.

The terms of the Company's outstanding options and warrants to purchase common stock and other convertible securities provide, in effect, that in the event of a conversion of the outstanding shares of common stock into a smaller number of shares, the number of shares of common stock with respect to which the options, warrants and convertible securities may be exercised or converted shall be proportionately reduced and the purchase price or conversion rate per share shall be proportionately increased. Accordingly, the reverse stock split will result in the number of shares of common stock issuable pursuant to outstanding options, warrants and convertible securities being reduced from and aggregate of _____________ shares to _______ shares.

As soon as practical after the Effective Time, the Company will send a letter of transmittal to each stockholder of record at the effective time for use in transmitting certificates representing shares of common stock ("old certificates") to the Company's transfer agent, Harris Trust and Savings Bank ( the "Exchange Agent"). The letter of transmittal will contain instructions for the surrender of old certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of new common stock and an additional share in lieu of any fractional shares. No new certificates will be issued to a stockholder until such stockholder has surrendered all old certificates together with a properly completed and executed letter of transmittal to the Exchange Agent. Until surrendered, outstanding old certificates held by stockholders will be deemed for all purposes to represent the number of whole shares of new common stock to which such stockholders are entitled as a result of the reverse stock split. Stockholders should not send their old certificates to the Exchange Agent until they have received the letter of transmittal.

On the record date, there were ____________ record holders and ____________ additional beneficial shareholders of the Company's common stock. The Company believes the reverse stock split will not effect a material reduction in the number of stockholders of the Company.

Federal Income Tax Consequences.

The following is a brief summary of the material federal income tax consequences of the reverse stock split to the stockholders of the Company. This discussion is based upon federal income tax laws as currently in effect, does not purport to be a complete discussion of such consequences and is not intended as tax advice to any person. ACCORDINGLY, THE STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE REVERSE STOCK SPLIT ON THEIR INDIVIDUAL TAX STATUS.

The Company believes that the reverse stock split will be a tax-free recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, to the extent shares of presently issued and outstanding Common Stock are exchanged solely for shares of new Common Stock. The shares of Common Stock issued to each stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by such stockholder immediately prior to the reverse stock split. A stockholder's holding period for shares of new Common Stock should include the holding period for shares of Common Stock exchanged therefor, provided that the shares of Common Stock were capital assets held by such stockholder at the effective time of the reverse stock split.

Anti-Takeover Effect.

Although not a factor in the Board's decision to propose the amendment, the amendment could have an anti-takeover effect. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing available shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Vote Required for Approval.

The approval of the amendment to the Company's Amended and Restated Certificate of Incorporation effect a one-for-30 reverse stock split of the Company's common stock requires the affirmative vote of a majority of the shares outstanding as of the record date.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.


                                  PROPOSAL 3
            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                    TO INCREASE THE AUTHORIZED COMMON STOCK

General.

The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 50,000,000 shares of common stock, par value $0.001 per share and 2,000,000 shares of preferred stock, par value $0.001 per share. As of October 26, 1999, __________ shares of common stock were issued and outstanding and ____________ shares were issuable upon the exercise of outstanding options and warrants and preferred share and debenture conversions. Accordingly, the Company requires additional authorized shares in order to fully reserve for the exercise of outstanding options and warrants and preferred share and debenture conversions, as well as to have shares available for future issuances.

In the event the reverse stock split described in Proposal 2 is not approved by the stockholders, the Board of Directors has approved an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000. Such amendment would not effect any change in the Company's currently outstanding common stock.

Purpose and Effect of the Proposed Amendment.

As noted above, the Company requires additional authorized shares in order to fully reserve for the exercise of outstanding options and warrants and preferred share and debenture conversions. Pursuant to a Secured Convertible Debenture Purchase Agreement dated September 30, 1999 (the "Purchase Agreement"), the Company issued $100,000 of its 13% Secured Convertible Debentures due April 1, 2000 (the "2000 Debentures") in order to raise additional funds for working capital purposes. The Company also entered into a Registration Rights Agreement with the holders of the 2000 Debentures whereby the Company agreed to register for resale under the Securities Act of 1933, as amended, the shares of common stock issuable upon conversion of the 2000 Debentures and shares issuable upon exercise of certain warrants issued in connection therewith (the "Warrants").

In order to fulfill its obligations under the Purchase Agreement, the 2000 Debentures and Registration Rights Agreement, the Company requires a minimum of 2,000,000 additional authorized shares of common stock. In the event the reverse stock split is not approved, the Company will not have sufficient shares available for issuance upon conversion of the 2000 Debentures and the exercise of the related Warrants. In such event, the Board of Directors believes that the increased authorization from 50,000,000 to 200,000,000 shares of common stock will enable the Company to fully reserve for the exercise or conversion of all outstanding options, warrants and convertible securities (including the 2000 Debentures and related Warrants), as well as provide sufficient additional shares for future issuances. FAILURE TO APPROVE AN INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK (ASSUMING THE STOCKHOLDERS DO NOT APPROVE THE REVERSE STOCK SPLIT DESCRIBED IN PROPOSAL 2) MAY RESULT IN AN EVENT OF DEFAULT UNDER THE 2000 DEBENTURES AND COULD ULTIMATELY HAVE A MATERIAL ADVERSE EFFECT ON THE OPERATIONS OF THE COMPANY.

Increasing the number of shares of authorized common stock will also give the Company greater flexibility for:

     . financings, corporate mergers and acquisitions of property; . stock splits and stock dividends;
     .  grants under stock-based employee benefit plans;
     . issuances of common stock to raise capital; and . other general corporate purposes.

Although the Company has considered, and continues to consider from time to time, opportunities that may involve the issuance of common stock, there are currently no plans, arrangements, agreements or understandings for the issuance or use of the additional shares of authorized common stock. All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with stock-based employee benefit plans, future stock splits or stock dividends and issuances to raise capital or effect acquisitions). The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the rules of the OTC Bulletin Board(R).

The additional authorized shares of common stock will:

     .  be part of the existing class of common stock;
     . not affect the terms of the common stock or the rights of the holders of common stock; and
     . have the same rights and privileges as the shares of common stock presently outstanding.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending upon the circumstances, have a dilutive effect on the earnings per share, voting power and other rights and interests of the existing stockholders.

Anti-Takeover Effect.

Although not a factor in the Board's decision to propose the amendment, the amendment could have an anti-takeover effect. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing available shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Vote Required for Approval.

The approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of a majority of the shares outstanding as of the record date.


YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 4
                           1999 STOCK INCENTIVE PLAN

Purpose.

The purpose of the 1999 Stock Incentive Plan (the "Plan") is to promote the long-term success of the Company and increase stockholder value by:

     .  attracting and retaining key employees of outstanding ability;
     . encouraging key employees to focus on long-range objectives; and . further linking the interests of key employees directly to the interests of the stockholders.

In furtherance of these objectives, the Board of Directors has adopted the Plan, subject to approval by the stockholders at this meeting. A summary of the Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the copy of the Plan, which is attached as Appendix A.

Administration of the Plan.

The Plan shall be administered by those members, not less than two, of the Compensation Committee of the Board of Directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director" as defined in Rule 16b-3 of the rules and regulations under the Securities Exchange Act of 1934, as amended (the "Committee"). The Committee will:

     .  select persons to receive options from among the eligible employees;
     . determine the types of options and the number of shares to be awarded to optionees;
     . set the terms, conditions and provisions of the options consistent with the terms of the Plan; and
     .  establish rules for the administration of the Plan.

The Committee has the power to interpret the Plan and to make all other determinations necessary or advisable for its administration.

Number of Shares That May Be Awarded.

Under the Plan, the Company may grant, from time to time, options to purchase for cash an aggregate of not more than 5,000,000 shares of common stock of the Company (subject to adjustment in the event of certain corporate reorganizations). This amount represents _____% of the shares of common stock outstanding as of October 26, 1999. The Plan also provides that no person may be granted options for more than 800,000 shares during any fiscal year.
Assuming approval of the increase in the number of authorized shares to 200,000,000 pursuant to Proposal 3 in lieu of the reverse stock split pursuant to Proposal 2, the number of options which may be granted under the Plan will be automatically increased to 10,000,000 shares, with no person able to be granted more than 1,600,000 shares during any fiscal year. If the reverse stock split is approved, the number of options which may be granted under the Plan will remain at 5,000,000, with no person able to be granted more than 800,000 shares during any fiscal year.

The Plan provides for the use of authorized but unissued shares or treasury shares. To the extent that treasury shares are not acquired for issuance upon option exercise, authorized but unissued shares of common stock will be issued upon exercise of options granted under the Plan.

Eligibility to Receive Awards.

Unless otherwise determined by the Committee, options may be granted to key employees of the Company and its subsidiary, as may be designated by the Committee. The Committee shall select persons to receive options among the eligible employees and determine the number of shares underlying the options to be granted. Non-employee Directors are not eligible to receive options under the Plan if receipt of such options would cause the individual not to be an Outside Director or Disinterested Person (as each such terms is defined by the Plan).

Exercise Price of Options.

Under the terms of the Plan, the Committee may grant options to purchase common stock of the Company for cash at a price which may not be less than the fair market value of the shares as determined in accordance with the Plan.

Exercisability of Options and Other Terms and Conditions.

Unless otherwise determined by the Committee, options may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the provisions of the Code, certain of the options granted under the Plan may be designated "incentive stock options." The Company may make interest-free demand loans to holders of options not designated as incentive stock options for the purpose of exercising such options and paying any tax liability associated with such exercise.

Unless otherwise determined by the Committee, no option may be exercised (i) until six months after the date of grant, except in the case of termination of an employee's employment because of death or disability or (ii) after termination of an employee's employment for any reason other than death, disability or retirement. Unless otherwise determined by the Committee, options may be exercised within 12 months (i) after the optionee retires or (ii) after termination of an employee's employment on account of permanent disability (except that no option may be exercised less than six months from the date of grant), and (iii) after death when in the service of the Company or any of its subsidiaries. In the event of death, the optionee's legal representative may exercise options within twelve months following the date of death, unless otherwise determined by the Committee.

Because the options are to be granted as incentives, the Company will not receive any cash consideration for the granting of the options. Payment in full of the option price must be made upon exercise of any option. The options are not transferable by the optionee except by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

Unless otherwise determined by the Committee, no options or awards may be granted under the Plan after December 15, 2009, but options or awards granted prior to such date may extend beyond that date. The Board of Directors may discontinue the Plan at any time, but no termination may impair options or awards granted prior thereto.

Change of Control.

Upon the occurrence of a change in control of the company, each holder of an unexpired option under the Plan will have the right to exercise the option in whole or in part without regard to the date such option would be first exercisable, and such right will continue, with respect to any such holder whose employment with the Company or subsidiary terminates following a change in control, for a period ending on the earlier of the date of expiration of such option or the date which is twelve months after such termination of employment.

Amendment of the Plan.

The Committee may alter or amend the Plan at any time. No amendment by the Committee, however, may (i) increase the total number of shares reserved for purposes of the Plan, (ii) reduce the option price to an amount less than the fair market value at the time the option was granted or (iii) increase the maximum number of options which may be granted to an optionee under the Plan, unless such amendment is approved by the stockholders. No amendment or alteration may impair the rights of optionees with respect to options previously granted, except the Committee may revoke and cancel any outstanding options which, in the aggregate, would create a significant adverse effect of the Company's financial statements in the event that the Financial Accounting Standards Board issues a statement requiring an accounting treatment that causes such adverse effect with respect to options then outstanding.

Federal Income Tax Consequences.

Under current federal tax law, non-incentive stock options granted under the Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to the Company. Upon the exercise of such option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by the Company. The optionee's tax basis for the shares is the market value thereof at the time of exercise.

Neither the grant nor the exercise of an option designated as an incentive stock option results in any federal tax consequences to either the optionee or the Company. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of such shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and the Company will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment due to retirement, he or she is deemed to have exercised a non-incentive stock option.

The Company believes that compensation received by optionees on the exercise of non-incentive stock options or the disposition of shares acquired upon exercise of any incentive stock options will be considered performance-based compensation and not subject to the $1,000,000 deductibility limit of Section 162(m) of the Code.

Vote Required for Approval.

The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the Plan.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.


                                 OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

                            ADDITIONAL INFORMATION

Proxy Solicitation Costs.

The Company makes the solicitation of proxies and will be pay the cost of solicitation. In addition to the solicitation of proxies by use of the mail, proxies may be solicited personally or by mail, telephone, facsimile or other electronic means by directors, officers and regularly engaged employees of the Company, none of whom will receive additional compensation therefor. Brokers, nominees and their similar record holders will be requested to forward solicitation materials and will be reimbursed by the Company upon request for their out-of-pocket expenses.

Independent Public Accountants

The Board of Directors has selected Karlins Arnold & Corbitt, P.C. to serve as the independent accountants for the Company for the fiscal year ended December 31, 1999. Karlins Arnold & Corbitt, P.C. has been the Company's independent public accountants since 1999. A representative of Karlins Arnold & Corbitt, P.C. are expected to be present for the Annual Meeting and will have the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions at the Annual Meeting.

Stockholder Proposals for 2000 Annual Meeting

Stockholders proposals intended to be presented at the Company's 2000 annual meeting must be received by the Company's Secretary no later than April 30, 2000 to be eligible for inclusion in the Company's proxy statement and form of proxy related to the 2000 annual meeting. If the Company does not receive notice of any other matter that a stockholder wishes to present at the annual meeting in 2000 by April 30, 2000, and a matter is raised at that meeting, the holders of the proxy for that meeting will have authority to vote on the matter in accordance with their best judgment and discretion, without any discussion of the proposal in the proxy statement for such meeting.


                              By order of the Board of Directors,



                              STEVEN B. RASH,
                              President and Chief Executive Officer.

                                  APPENDIX A

                             AMERICAN BIOMED, INC.
                           1999 STOCK INCENTIVE PLAN

     1.   Purpose Of Plan   The purpose of the American BioMed, Inc. 1999 Stock
          ---------------
Incentive Plan (the "Plan") is to aid American BioMed, Inc. (the "Corporation") and its subsidiaries in securing and retaining key employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Corporation and its subsidiaries. The Corporation expects that it will benefit from the added interest which such employees will have in the welfare of the Corporation as a result of their ownership or increased ownership of the Corporation's Common Stock.

     2.   Stock Subject To The Plan   The total number of shares of Common Stock
          -------------------------
of the Corporation that may be optioned under the Plan is 5,000,000 shares, which may consist, in whole or in part, of unissued shares or treasury shares. Any shares optioned hereunder that are canceled or cease to be subject to the option may again be optioned under the Plan.

     3.   Administration   The Plan shall be administered by those members, not
          ---------------
less than two, of the Compensation Committee of the Board of Directors, each of whom is an "outside director" ("Outside Director") within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director" ("Disinterested Person") as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Committee"). The Committee shall have the sole authority to grant options under the Plan and, consistent with the Plan, to determine the provisions of the options to be granted, to interpret the Plan and the options granted under the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan and generally to administer the Plan and to make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all participants. Committee decisions and selections shall be made by a majority of its members present at the meeting at which a quorum is present, and shall be final. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held.

     4.   Eligibility   Unless otherwise determined by the Committee, key
          -----------
employees (including officers), directors and consultants of the Corporation and its subsidiaries who are from time to time responsible for the management, growth and protection of the business of the Corporation and its subsidiaries are eligible to be granted options under the Plan; provided, however, that no non-employee Director shall be eligible to receive options under the Plan if receipt of such options would cause the individual not to be an Outside Director or Disinterested Person. The persons who shall receive options under the Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the option or options granted to each such employee selected, subject to the maximum number of stock options which may be granted to an optionee under the Plan.

     5.   Limit On Awards   Unless otherwise determined by the Committee, no
          ---------------
option may be granted under the Plan after December 15, 2009, but options theretofore granted may extend beyond that date. No optionee shall receive options for more than 800,000 shares of the Corporation's Common Stock during any fiscal year under the Plan.

     6.   Terms And Conditions Of Stock Options   All options granted under this
          -------------------------------------
Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

     (a)  Option Price.   The option price per share for options granted to
          ------------
     employees shall be determined by the Committee, but shall not be less than 100% of the fair market value at the time the option is granted. The fair market value shall, for all purposes of the Plan, be (i) if the common stock is listed or admitted to trade on a national securities exchange or national market system, the closing price of the common stock, as published in The Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the common stock on such date, then the closing price of the common stock on the next preceding date on which there was trading in such shares, (ii) if the common stock is not listed or admitted to trade on a national securities exchange or national market system, the average of the bid and asked prices for the common stock on the day on which the option is granted, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or
     (iii) if the common stock is not listed or admitted to trade on a national securities exchange or furnished through NASDAQ or a similar organization as described above, then the fair market value per share shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply at the time of grant of the option concerned.

     (b)  Time Of Exercise Of Option.   Unless otherwise determined by the
          --------------------------
     Committee, each option shall be exercisable during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the option. Unless otherwise determined by the Committee, no option shall be exercisable during the period commencing on the date of the granting and ending six months following the date of the granting of the option, except as provided in paragraphs 6(d) and 13 of the Plan.

     (c)  Payment.   Each option may be exercised by giving written notice to
          -------
     the Corporation specifying the number of shares to be purchased and accompanied by payment in full (including applicable taxes, if any) in cash therefor. No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. No optionee shall have any rights to dividends or other rights of a stockholder with respect to shares subject to his or her option until he or she has given written notice of exercise of his or her option, paid in full for such shares and, if requested, given the representation described in paragraph 10 of the Plan.

     (d)  Rights After Termination Of Employment.   Unless otherwise determined
          --------------------------------------
     by the Committee, if an optionee's employment by the Corporation or a subsidiary terminates by reason of such person's retirement, the optionee's option may thereafter be exercised to the extent to which it was exercisable at the time of retirement but may not be exercised after the expiration of the period of twelve months from the date of such termination of employment or of the stated period of the option, whichever period is the shorter; provided, however, that if the optionee dies within twelve months after such termination of employment, any unexercised option, to the extent to which it was exercisable at the time of the optionee's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the option under the last will for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is the shorter.

          Unless otherwise determined by the Committee, if an optionee's employment by the Corporation or a subsidiary terminates by reason of permanent disability, the optionee's option may thereafter be exercised in full (except that no option may be exercised less than six months from the date of grant) but may not be exercised after the expiration of the period of twelve months from the date of such termination of employment or of the stated period of the option, whichever period is the shorter; provided, however, that if the optionee dies within a period of twelve months after such termination of employment, any unexercised option, to the extent to which it was exercisable at the time of the optionee's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the option under the last will for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is the shorter.

          Unless otherwise determined by the Committee, if an optionee's employment by the Corporation or a subsidiary terminates by reason of the optionee's death, the optionee's option may thereafter be immediately exercised in full by the legal representative of the estate or by the legatee of the option under the last will, and for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is the shorter.

          Unless otherwise determined by the Committee, if an optionee's employment terminates for any reason other than death, retirement or permanent disability, the optionee's option shall thereupon terminate.

     7.   Transferability Restriction   Unless otherwise determined by the
          ---------------------------
Committee, the option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by the optionee, or by a duly appointed legal representative, unless otherwise determined by the Committee.

     8.    Designation Of Certain Options As Incentive Stock Options   Options
           ---------------------------------------------------------
or portions of options granted to employees hereunder may, in the discretion of the Committee, be designated as "incentive stock options" within the meaning of
Section 422 of the Code. In addition to the terms and conditions contained in paragraph 6 hereof, options designated as incentive stock options shall also be subject to the condition that the aggregate fair market value (determined at the time the options are granted) of the Corporation's Common Stock with respect to which incentive stock options are exercisable for the first time by any individual employee during any calendar year (under this Plan and all other similar plans of the Corporation and its subsidiaries) shall not exceed $100,000.

     9.    Loans To Optionees   The Corporation may make interest-free demand
           ------------------
loans to holders of options which are not designated or qualified hereunder or by the Code as "incentive stock options" for the purpose of exercising such options or for the purpose of enabling optionees to pay any tax liability associated with the exercise of any such option. Such loans shall be fully secured by shares of Common Stock of the Corporation and shall in any event be repayable upon the termination of the optionee's employment with the Corporation for any reason. The Committee shall establish written procedures concerning the application for and making of such loans.

     10.   Investment Representation   Upon any distribution of shares of Common
           -------------------------
Stock of the Corporation pursuant to any provision of this Plan, the distributee may be required to represent in writing that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The certificates for such shares may include any legend which the Corporation deems appropriate to reflect any restrictions on transfers.

     11.   Transfer, Leave Of Absence, Etc.   For the purpose of the Plan: (a) a
           -------------------------------
transfer of an employee from the Corporation to a subsidiary, or vice versa, or from one subsidiary to another, and (b) a leave of absence, duly authorized in writing by the Corporation, shall not be deemed a termination of employment.

     12.   Rights Of Employees And Others
           ------------------------------

     (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan.

     (b) Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Corporation or its subsidiaries.

     13.   Changes In Capital Or Control   If the outstanding Common Stock of
           -----------------------------
the Corporation subject to the Plan shall at any time be changed or exchanged by declaration of a stock dividend, stock split, reverse stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization, the number and kind of shares subject to this Plan and the option prices shall be approximately and equitably adjusted so as to maintain the option price thereof.

     Notwithstanding any other provision of the Plan, upon the occurrence of a Change in Control, as hereinafter defined, each holder of an unexpired option under the Plan shall have the right to exercise such option in whole or in part without regard to the date that such option would be first exercisable, and such right shall continue, with respect to any such holder whose employment with the Corporation or subsidiary terminates following a Change in Control, for a period ending on the earlier of the date of expiration of such option or the date which is twelve months after such termination of employment.

     For purposes of the Plan, a "Change in Control" of the Corporation shall be deemed to have occurred if: (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Corporation's outstanding Common Stock; (b) there occurs within any period of two consecutive years any change in the directors of the Corporation such that the members of the Corporation's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (c) the Corporation is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another corporation or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such corporation or other entity immediately after such transaction is held in the aggregate by holders of the Corporation's Common Stock immediately before such transaction.

     In addition, if the Corporation enters into an agreement or series of agreements or the Board of Directors of the Corporation adopts a resolution which results in the occurrence of any of the foregoing events, and the employment of a holder of an option under the Plan is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution, then, upon the occurrence of any of the events described above, a Change in Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution.

     14.   Use Of Proceeds   Proceeds from the sale of shares pursuant to
           ---------------
options granted under this Plan shall constitute general funds of the Corporation.

     15.   Amendments   The Board of Directors may discontinue the Plan and the
           ----------
Committee may amend the Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would: (a) Except as provided in paragraph 13 of the Plan, increase the total number of shares reserved for the purposes of the Plan; (b) Decrease the option price of an option to less than 100% of the fair market value on the date of the granting of the option; or (c) Increase the maximum number of options which may be granted to an optionee under the Plan.

     Neither shall any amendment, alteration or discontinuation impair the rights of any holder of an option theretofore granted without the optionee's consent; provided, however, that if the Committee after consulting with management of the Corporation determines that application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board concerning the treatment of employee stock options would have a significant adverse effect on the Corporation's financial statements because of the fact that options granted before the issuance of such statement are then outstanding, then the Committee in its absolute discretion may cancel and revoke all outstanding options to which such adverse effect is attributed and the holders of such options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Committee to the holders of such options.

     16.   Effective Date Of Plan  This Plan shall be effective upon its
           ----------------------
approval by the Corporation's Board of Directors and stockholders.

     17.   Compliance With Section 16(b)   The Plan is intended to comply with
           -----------------------------
all applicable conditions of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. All transactions involving the Corporation's executive officers are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to directors and executive officers of the Corporation.

PROXY                           AMERICAN BIOMED, INC.                     PROXY

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                               December 15, 1999

     The undersigned hereby appoints Steven B. Rash and Colene S. Blankinship, with or without the other, proxies, with full power of substitution, to vote all shares of common stock that the undersigned is entitled to vote at the Annual Meeting of the Shareholders of American BioMed, Inc. (the "Company"), to be held on Wednesday, December 15, 1999, at 3:00 p.m. local time at The Woodlands Resort and Conference Center, 2301 North Millbend Drive, The Woodlands, Texas 77380, and at all adjournments thereof as follows:

  (1) Election of Directors.

          [_] For all nominees listed below.      [_] Withhold Authority to vote
          (except as marked to the contrary below)    for all nominees below.

          Nominees:   Steven B. Rash, Lawrence M. Hoffman, Marshall Kerr,
                      Justine B. Corday and David C. Arnold

          Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name above.

  (2) Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-30 reverse stock split of the Company's common stock.

          [_] For                   [_] Against                [_] Abstain

  (3) Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000 if the one-for-30 reverse stock split is not approved by the stockholders.

          [_] For                   [_] Against                [_] Abstain

  (4) Approval of the Company's 1999 Stock Incentive Plan, under which options for shares of common stock may be issued to key employees, directors and consultants of the Company and its subsidiaries.

          [_] For                   [_] Against                [_] Abstain

  (5) In their discretion, upon any other business which may properly come before said meeting.

          [_] Authority Withheld

     This Proxy will be voted as you specify above. If no specification is made, the Proxy will be voted FOR the nominees listed in Item 1, FOR Items (2),
(3) and (4) above and IN THE DISCRETION OF THE PROXIES for such other business as may properly come before the meeting. Receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement/Prospectus dated October ___, 1999 is hereby acknowledged.

     THIS PROXY IS SOLICITED BY THE AMERICAN BIOMED, INC. BOARD OF DIRECTORS.

     PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Please sign your name exactly as it appears below. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as it appears hereon. If held by a corporation, please sign in full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership's name by an authorized partner or officer.

                                    Dated ___________________________ , 1999


                                    ________________________________________
                                    Signature


                                    _________________________________________
                                    Signature, if held jointly, or office or title held